                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[ ]    Preliminary Proxy Statement             [_] Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                                     PSS World Medical, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)    Total fee paid:
--------------------------------------------------------------------------------

[_]    Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount Previously Paid:

--------------------------------------------------------------------------------
(2)    Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
(3)    Filing Party:
--------------------------------------------------------------------------------
(4)    Date Filed:
--------------------------------------------------------------------------------

                         [LOGO] PSS(R) World Medical, Inc

                            PSS WORLD MEDICAL, INC.


                           4345 Southpoint Boulevard


                          Jacksonville, Florida 32216


                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 23, 2001

                               -----------------

   The Annual Meeting of Shareholders (the "Annual Meeting") of PSS World Medical, Inc., a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, August 23, 2001, at the Marriott Hotel Jacksonville located at 4670 Salisbury Road, Jacksonville, Florida 32256, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

      1. To elect three Class II directors for a three-year term;


      2. To amend the Company's Amended and Restated Directors' Stock Plan to increase the number of shares of Common Stock available under the plan from 400,000 shares to 800,000 shares;



      3. To amend the Company's 1999 Long-Term Incentive Plan to (i) increase the number of shares of Common Stock available under the plan from 2,270,000 to 4,370,000 shares, (ii) to expand the class of individuals eligible to participate under the plan and (iii) to limit the term of any option granted under the plan to no more than ten years, and



      4. To transact such other business as may properly come before the meeting or any adjournment thereof.


   Only shareholders of record at the close of business on July 2, 2001, are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the Company's corporate headquarters at the address listed above.

   All shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to be present, please sign, date and return the enclosed Proxy Card in the enclosed pre-addressed envelope as soon as possible. No postage is required if mailed from within the United States. Shareholders who sign and return a Proxy Card may nevertheless attend the Annual Meeting, revoke their Proxy, and vote their shares in person.

                                          By Order of the Board of Directors

                                          /s/ David A. Smith
                                          David A. Smith
                                          President and Chief Financial Officer
Jacksonville, Florida

July 30, 2001

                               TABLE OF CONTENTS


                                                                Page
                                                                ----
Introduction...................................................   1
   Procedural Matters..........................................   1

Election of Directors..........................................   2
   Board of Directors..........................................   2
   Election of Class II Directors..............................   2
   Experience of Directors.....................................   3
   Committees of the Board and Board Meetings..................   4
   Director Compensation.......................................   5
   Compensation Committee Interlocks and Insider Participation.   5

Management.....................................................   6
   Directors and Executive Officers............................   6
   Executive Officer Compensation..............................   8
   Option Grants in Fiscal Year Ended March 30, 2001...........  10
   Option Holdings as of March 30, 2001........................  11
   Employment Agreements.......................................  11

Compensation Committee Report on Executive Compensation........  14

Audit Committee Report.........................................  17

Performance Graph..............................................  19

Certain Relationships and Related Transactions.................  20

Beneficial Ownership of Equity Securities......................  20

Amendment to the Directors' Stock Plan.........................  21

   Introduction................................................  21

   Purpose.....................................................  21

   Shares subject to the Plan..................................  21

   Administration..............................................  21

   Amendment of the Plan.......................................  22

   Eligibility.................................................  22

   Terms of Awards.............................................  22

   Federal Income Tax Consequences.............................  23

   Benefits to Non-Employee Directors..........................  23

   Approval by Shareholders....................................  23

Amendment to the Long Term Incentive Plan......................  24

   Introduction................................................  24

   General.....................................................  24

   Administration..............................................  25

   Award Limitations...........................................  25

   Awards......................................................  25

   Termination and Amendment, Repricing of Options Prohibited..  27

                                                                    Page
                                                                    ----

           Certain Federal Income Tax Effects......................  27

           New Plan Benefits.......................................  27

           Approval by Shareholders................................  27

        Independent Certified Public Accountants...................  28

        Shareholder Proposals......................................  28

        Other Matters..............................................  28
           Expenses of Solicitation................................  28
           Section 16(a) Beneficial Ownership Reporting Compliance.  28
           Multiple Shareholders Sharing One Address...............  28
           Miscellaneous...........................................  28

        Exhibit A--Audit Committee Charter......................... A-1

                            PSS WORLD MEDICAL, INC.

                           4345 Southpoint Boulevard
                          Jacksonville, Florida 32216

                                PROXY STATEMENT

                                 INTRODUCTION


   The enclosed Proxy is solicited by the Board of Directors (the "Board") of PSS World Medical, Inc., a Florida corporation ("PSS" or the "Company"), for use at its Annual Meeting of Shareholders scheduled to be held on Thursday, August 23, 2001, at 10:00 a.m., local time, or at any postponements or adjournments thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Marriott Hotel Jacksonville located at 4670 Salisbury Road, Jacksonville, Florida 32256. The date of the mailing of this Proxy Statement and accompanying Proxy is on or about July 30, 2001.


Procedural Matters


   Shareholders of record at the close of business on July 2, 2001, are entitled to notice of and to vote at the Annual Meeting. At the record date, 71,070,756 shares of Common Stock of the Company, $0.01 par value per share (the "Common Stock"), were issued and outstanding and held by approximately 1,400 shareholders of record and approximately 14,000 beneficial holders. Shareholders are entitled to one vote per share on all matters voted upon at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on July 2, 2001, will constitute a quorum. If the accompanying Proxy Card is properly signed and timely returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein.



   Unless contrary instructions are given, the persons designated as proxy holders on the accompanying Proxy Card will vote: (i) FOR approval of the Board's nominees; (ii) FOR approval of the amendment to the Amended and Restated Directors' Stock Plan to increase the number of shares of Common Stock available for issuance; (iii) FOR approval of the amendment to the 1999 Long-Term Incentive Plan to increase the number of shares of Common Stock available for issuance, expand the class of individuals eligible to participate in the LTIP and limit option terms to ten years and (iv) if any other matters properly come before the Annual Meeting, in accordance with their best judgment on such matters. Each such proxy granted may be revoked by the shareholder(s) at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed Proxy Card bearing a later date or by voting in person at the Annual Meeting. The powers of the proxy holder with respect to a particular proxy will be suspended if the person executing that proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy. Shareholders have no dissenters' rights of appraisal in connection with any matter being presented at the Annual Meeting.



   Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of the proposal to amend the Amended and Restated Directors' Stock Plan, the proposal to amend the 1999 Long-Term Incentive Plan and any other matter that may be submitted to a vote of the shareholders. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.


   Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.


   A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors, the amendment to the Amended and Restated Directors' Stock Plan, the amendment to the 1999 Long-Term Incentive Plan and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.


                      PROPOSAL ONE: ELECTION OF DIRECTORS

Board of Directors

   The Board of Directors currently consists of eight directors who are elected in three classes, with two Class I members, three Class II members and three Class III members. Members of each class hold office for three-year terms; the terms of the classes are staggered so that the term of one class terminates each year. Each member of the Board of Directors holds office for the term for which he or she was elected and until his or her successor shall have been duly elected and qualified, or until the earlier of his or her resignation, removal from office or death.

   Class I Directors. The terms of the Class I directors, T. O'Neal Douglas and Clark A. Johnson, expire at the Annual Meeting of Shareholders in 2003, or when their successors have been duly elected and qualified.

   Class II Directors. The terms of the Class II directors, Melvin L. Hecktman, Delores P. Kesler and David A. Smith, expire at the Annual Meeting of Shareholders in 2001, or when their successors have been duly elected and qualified.

   Class III Directors. The terms of the Class III directors, Hugh M. Brown, Charles R. Scott and Donna C.E. Williamson, expire at the Annual Meeting of Shareholders in 2002, or when their successors have been duly elected and qualified.

Election of Class II Directors

   Mr. Hecktman, Ms. Kesler and Mr. Smith have been nominated for election at the 2001 Annual Meeting by the Board of Directors to serve as Class II directors and have informed the Company that they will serve if elected.

   Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The accompanying proxy, unless otherwise specified, will be voted "FOR" the election of Mr. Hecktman, Ms. Kesler and Mr. Smith as directors. If any of Mr. Hecktman, Ms. Kesler, or Mr. Smith should become unavailable, which is not now anticipated, the proxy will be voted for the election of such other person as the Board of Directors may select to replace such nominee, unless the Board of Directors instead reduces the number of directors comprising the Board. Each such proxy granted may be revoked by the shareholder at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed Proxy Card bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MELVIN L. HECKTMAN, DELORES P. KESLER AND DAVID A. SMITH AS DIRECTORS TO SERVE UNTIL THE 2004 ANNUAL MEETING OF SHAREHOLDERS.

Experience of Directors

                            Nominees for Directors

                                   Class II
                     (whose terms, if elected, will expire
                          at the 2004 Annual Meeting)


   Melvin L. Hecktman has served on the Board of Directors of the Company since March 1998. From May 1993 through March 1998, Mr. Hecktman served on the Board of Directors of Gulf South Medical Supply, Inc. ("Gulf South"), a distributor of medical supplies to the long-term care industry, which was acquired by the Company in March 1998. Since 1993, Mr. Hecktman has served as President of Hecktman Management, an investment management and consulting firm, and as a partner of Commonwealth Capital Partners, a merchant banking group. Mr. Hecktman was associated with United Stationers, Inc., a wholesaler of general business products, as an employee or director for 33 years and served as its Vice Chairman from 1989 through August 1993.



   Delores P. Kesler has served on the Board of Directors of the Company since July 1993. Since 1997, Ms. Kesler has been Chairman and Chief Executive Officer of Adium LLC, a capital investment company. Ms. Kesler is also a founder of AccuStaff, Incorporated, a strategic staffing, consulting and outsourcing venture, and served as its Chairman and Chief Executive Officer from 1978 until 1997. Ms. Kesler currently serves on the boards of Thermoview Industries, Inc., Clay County Bank in Orange Park, Florida, St. Luke's/Mayo Foundation and the Horatio Alger Association of Distinguished Americans, Inc.


   David A. Smith has served on the Board of Directors of the Company since July 1993, as President of the Company since October 2000, as Chief Financial Officer since April 1992, and as Secretary of the Company since November 1999. Mr. Smith also served as an Executive Vice President of the Company from April 1996 to October 2000 and a Vice President of the Company from April 1992 to April 1996. Prior to serving as Vice President and Chief Financial Officer, Mr. Smith served the Company as a Regional Manager, General Manager, Sales Manager and Operations Manager from July 1987 to June 1993. Prior to joining the Company, Mr. Smith worked in public accounting from 1983 to 1987.

                        Directors Whose Terms of Office
                  Will Continue After the 2001 Annual Meeting

                                    Class I
                   (terms expire at the 2003 Annual Meeting)


   T. O'Neal Douglas has served on the Board of Directors since October 2000 and previously served on the Board of Directors from July 1993 to September 1999. Mr. Douglas served as Chairman of American Heritage Life Insurance Co. ("AHL Insurance"), and its holding company American Heritage Life Investment Corporation ("AHL Investment"), from 1994 to 1999. He also served as Chief Executive Officer of AHL Insurance and AHL Investment from 1990 to 2000, President of AHL Investment from 1990 to 1996 and President of AHL Insurance from 1986 to 1994. In addition, Mr. Douglas served as a director of Barnett Bank of Jacksonville, N.A from 1986 to 1997 and as a director of NationsBank, N.A. until 1998.


   Clark A. Johnson has served on the Board of Directors of the Company since September 1999 and has served as Chairman of the Board since October 2000. From August 1988 to June 1998, Mr. Johnson served as Chairman of the Board and Chief Executive Officer of Pier 1 Imports, Inc., a specialty retailer of imported decorative home furnishings, gifts and related items. Prior to these positions, Mr. Johnson served as President of Pier 1 Imports, Inc. from May 1985 to August 1988. Mr. Johnson currently serves on the boards of Niagra-Mohawk Power, Albertson's Inc., Intertan, Inc., Metromedia International Group and REFAC, Inc.

                                   Class III
                   (terms expire at the 2002 Annual Meeting)

   Hugh M. Brown has served on the Board of Directors of the Company since March 1998. He serves as the Chairman of the Audit Committee of the Board of Directors. Mr. Brown has served as Chairman of the Board and Chief Executive Officer of BAMSI, Inc., an engineering and technical services company, since he founded the company in 1978. From 1990 to 1997, Mr. Brown served as a director for the Federal Reserve Bank of Atlanta and served as Chairman since January 1996. He has been a director of SunTrust Bank Florida since January 1998, and currently serves on its Examining Committee.

   Charles R. Scott has served on the Board of Directors of the Company since March 1998. Currently, Mr. Scott is the Chairman and Chief Executive Officer of Leadership Centers, USA d/b/a TEC Florida, which provides continuing education for executives of Florida-based companies. From February 1991 to December 1996, Mr. Scott was President and Chief Executive Officer of The Actava Group, Inc. (formerly Fuqua Industries, Inc.), an operating holding company. Mr. Scott also served as Chairman and Chief Executive Officer of Intermark, Inc., an operating holding company, from 1970 to 1991.

   Donna C.E. Williamson has served on the Board of Directors of the Company since March 1998. Ms. Williamson currently provides strategic and management consulting services to early-stage companies as an independent business consultant. From May 1999 to January 2001, Ms. Williamson was Senior Vice President and Managing Director for ABN AMRO Private Equity. From October 1996 to May 1999, Ms. Williamson was an independent consultant. From July 1993 to September 1996, Ms. Williamson served as Senior Vice President for Caremark International, Inc., a provider of healthcare services. From 1983 to 1992, she served as a Corporate Vice President at Baxter International, a medical products and services company. Ms. Williamson serves on the board of Haemonetics, Inc., and is a member of its Audit and Compensation Committees. She has also served on the boards of A.G. Edwards, Inc., from 1988 to 1997, and of Gulf South, from July 1997 to March 1998.

Committees of the Board and Board Meetings

   The Board of Directors has four standing committees: an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee.

   The Board's Executive Committee is authorized to act with the full authority and in place of the Board at such times as members of the Executive Committee deem necessary and appropriate. The members of the Executive Committee are Messrs. Johnson and Scott and Ms. Kesler, with Mr. Johnson acting as Chairman. The Executive Committee did not meet in fiscal year 2001.

   The Board's Audit Committee reports to the Board of Directors regarding the appointment of our independent public accountants, the scope and results of our annual audits, compliance with our accounting and financial policies, and management's procedures and policies relative to the adequacy of our internal accounting controls. The Audit Committee operates under a written Audit Committee Charter adopted by the Board of Directors, which is included in this proxy statement as Exhibit A. The members of the Audit Committee are Messrs. Brown, Douglas and Scott and Ms. Kesler, with Mr. Brown acting as Chairman. The Board of Directors has determined that all members of the Audit Committee meet the independence standards of the National Association of Securities Dealers. In fiscal year 2001, the Audit Committee held six meetings and did not act by unanimous consent.

   The Board's Compensation Committee reviews salary levels of management personnel and makes appropriate recommendations to the Board with respect thereto. In addition, it makes recommendations to the Board concerning certain employee benefit plan matters, including the granting of stock options. The members of the Compensation Committee are Messrs. Johnson and Scott and Ms. Williamson, with Mr. Scott serving as Chairman. The Compensation Committee held six meetings in fiscal year 2001, and did not act by unanimous consent.

   The Board's Nominating Committee recommends candidates for directorship. The members of the Nominating Committee are Messrs. Douglas and Hecktman, with Mr. Hecktman serving as Chairman. The Nominating Committee did not meet in fiscal year 2001.

   During fiscal year 2001, the Board of Directors held 21 meetings and did not act by unanimous consent. In the 2001 fiscal year, each incumbent director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (that were held during the period for which he or she has been a director); and (ii) the total number of meetings of all committees of the Board on which he or she served (held during the periods for which he or she served).

Director Compensation

   In fiscal year 2001, directors who were not employees of the Company received a quarterly retainer of $10,000 and $1,000 for each of the meetings of the Board of Directors which they attended. Members of the Executive Committee, Audit Committee, Compensation Committee and Nominating Committee received additional fees of $750 for each committee meeting attended ($1,250 per quarter in the case of committee chairperson), although members of each committee receive no compensation for action taken by written consent without a meeting. Directors who are employees of the Company are not compensated for Board or committee meeting attendance. In addition to the regular fees discussed above, the Company's Chairman of the Board, Clark A. Johnson, received an annual retainer of $100,000 for his duties as Chairman.


   Pursuant to the Company's Amended and Restated Directors' Stock Plan, non-employee directors receive an annual grant of an option to purchase 3,000 shares of Common Stock. The exercise price of options granted under this plan may be no less than the fair market value of the Company's common stock on the date of grant and all options are fully vested at the date of grant. In addition, upon election to the Board of Directors by the shareholders, directors will receive a grant of 3,000 shares of restricted stock. Restrictions on the restricted stock will lapse upon the expiration of the director's term in office.


   Non-employee directors can elect to receive stock options in lieu of their annual director fees and/or their election-year grants of restricted stock under the Amended and Restated Directors' Plan.

Compensation Committee Interlocks and Insider Participation

   No interlocking relationships exist between the Company's Board of Directors or its Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee was an officer or employee of the Company at any time during fiscal year 2001. No executive officer or director of the Company serves on the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                                  MANAGEMENT

Directors and Executive Officers

   The directors and executive officers of the Company are as follows:


Name                      Age Position
----                      --- --------
David A. Smith........... 41  President, Chief Financial Officer, Secretary
                              and Director
John F. Sasen, Sr........ 59  Executive Vice President and Chief Marketing
                              Officer
Douglas J. Harper........ 50  President, Physician Sales & Service Division
Gary A. Corless.......... 36  President, Gulf South Medical Supply, Inc.
Joseph W. Pepper......... 55  President, Diagnostic Imaging, Inc.
Jeffrey H. Anthony....... 40  Senior Vice President, Corporate Development
Kevin P. English......... 32  Vice President, Finance, and Controller
Hugh M. Brown(2)......... 66  Director
T. O'Neal Douglas(2)(4).. 65  Director
Melvin L. Hecktman(4).... 61  Director
Clark A. Johnson(1)(3)... 70  Chairman of the Board of Directors
Delores P. Kesler(1)(2).. 60  Director
Charles R. Scott(1)(2)(3) 73  Director
Donna C.E. Williamson(3). 49  Director

--------
(1)Member of the Executive Committee.
(2)Member of the Audit Committee.
(3)Member of the Compensation Committee.
(4)Member of the Nominating Committee.


   For information pertaining to the experience and background of David A. Smith, Hugh M. Brown, T. O'Neal Douglas, Melvin L. Hecktman, Clark A. Johnson, Delores P. Kesler, Charles R. Scott and Donna C.E. Williamson see "Election of Directors--Experience of Directors."



   John F. Sasen, Sr. has served as Executive Vice President and Chief Marketing Officer of the Company since April 1998. From July 1993 to April 1998, Mr. Sasen served as a Director of the Company, and from August 1995 to April 1998, as President and Chief Operating Officer of the Company. Mr. Sasen served as the Chief Operating Officer of the Company from December 1993 to March 1997 and served as Executive Vice President from August 1990 to August 1995. Prior to joining the Company in 1990, Mr. Sasen was Vice President--Sales, Marketing and Distributor Relations of Becton Dickinson & Company ("Becton Dickinson"), a manufacturer of healthcare products. Mr. Sasen was with Becton Dickinson for over 20 years. In addition, Mr. Sasen serves as a director of Heska Corporation and as Chairman of its Compensation Committee. Mr. Sasen is also a director of the HIDA Education Foundation and of the Health Industry Distributors Association, a non-profit organization that addresses the needs of the healthcare industry and for which Mr. Sasen formerly served as Chairman.



   Douglas J. Harper has served as President of Physician Sales & Service, a division of the Company, since April 2000. Prior to this position, Mr. Harper served as Senior Vice President and Chief Sales & Marketing Officer of the Company from April 1997 to April 2000, Senior Vice President--Northern Region of the Company from April 1996 to April 1997 and Vice President--Northern Region of the Company from August 1995 to March 1996. He served as the Northeast Regional Manager for Taylor Medical, Inc. ("Taylor"), a medical supply distribution company, which was acquired by the Company in August 1995, from 1990 to August 1995. Mr. Harper founded Medco Systems/Quinoy Medical Supply, a medical supply distribution company, which was acquired by Taylor in 1990.

   Gary A. Corless has served as President of Gulf South since April 1999. From April 1998 to April 1999, Mr. Corless served as Senior Vice President--Eastern Region of Diagnostic Imaging. Prior to that position, he served as the Company's Vice President--Southern Region from April 1997 to April 1998. From 1996 to 1998, Mr. Corless served the Company as a regional vice president of sales and operations, and from 1990 to 1996 he held various leadership positions with the Company.


   Joseph W. Pepper began serving the Company as President of Diagnostic Imaging, Inc., on June 25, 2001. Mr. Pepper served as president and chief executive officer for OEC Medical Systems ("OEC"), a mobile, fluoroscopic imaging equipment manufacturer and seller, from 1997 until September 2000 following the sale of OEC to GE Medical in 1999. Prior to joining OEC, Mr. Pepper spent 15 years with the BOC Group, Plc. ("BOC"), where he served as president of Ohmeda Medical Devices, the subsidiary of BOC responsible for international selling and distribution of medical devices, and president of Ohmeda Medical Systems, the subsidiary of BOC which focuses on domestic sales and service of anesthesia equipment.



   Jeffrey H. Anthony has served as Senior Vice President of Corporate Development since April 2000. Prior to that position, Mr. Anthony was Senior Vice President of Distribution from April 1999 to April 2000. From April 1998 to April 1999, Mr. Anthony served the Company as Senior Vice President of Eastern and Mid-America Region. Mr. Anthony served as the Company's Chief Information Officer from April 1996 to April 1998, and as Pacific Regional Manager from April 1995 to April 1996.


   Kevin P. English has served as Vice President, Finance, and Controller of the Company since October 1999. Prior to these positions, Mr. English served as Chief Financial Officer of Diagnostic Imaging, Inc., from April 1998 to September 1999, and as Controller of Diagnostic Imaging, Inc., from May 1997 to March 1998. Before joining DI, he served as Operations Leader for the PSS Atlanta distribution center, from October 1996 to May 1997. Prior to joining the Company in October 1996, Mr. English was employed by Deloitte & Touche LLP as a Senior Audit Accountant.

   Executive officers of the Company are elected annually and serve at the discretion of the Board. There are no family relationships between or among any of the Company's directors or executive officers.

Executive Officer Compensation

   The following table presents certain summary information concerning compensation paid or accrued by the Company, for services rendered in all capacities for the three fiscal years ended March 30, 2001, for each person who served as chief executive officer during the 2001 fiscal year and the four most highly compensated executive officers other than the chief executive officer.

                          Summary Compensation Table


                                                               Long-Term
                                                             Compensation
                                                                Awards
                                       Annual Compensation   -------------
                                      ----------------------  Securities    All Other
                                            Salary   Bonus    Underlying   Compensation
Name and Principal Position           Year  ($)(1)   ($)(2)  Options(#)(3)    ($)(4)
---------------------------           ---- -------- -------- ------------- ------------
Patrick C. Kelly(5).................. 2001 $330,000 $     --     38,916      $995,491(10)
 Chairman of the Board and            2000  635,000  120,000     97,830        21,773
 Chief Executive Officer              1999  511,250  278,313    112,081        11,500
David A. Smith(6).................... 2001  386,583  235,000     67,292           800
 President, Chief Financial Officer   2000  350,000   70,000     47,864           697
 and Secretary                        1999  304,166  139,157     45,455           385
John F. Sasen, Sr.................... 2001  290,250  182,225     32,597         1,446
 Executive Vice President             2000  275,000   55,000     38,433         1,720
 and Chief Marketing Officer          1999  254,167  115,964     42,666         1,260
Gary A. Corless...................... 2001  237,298  156,215     31,216           173
 President of Gulf South Medical      2000  198,000   20,556     18,461           130
 Supply, Inc.                         1999  155,833   16,219     16,143            85
Douglas J. Harper.................... 2001  246,751  126,462     31,048           363
 President of Physician Sales &       2000  184,084   51,320     15,858           335
 Service Division                     1999  177,417   33,570     16,117           310
Kevin P. English..................... 2001  145,000  128,750     13,959            88
 Vice President, Finance, and         2000  125,000   43,200      8,706            89
 Controller                           1999  100,415   32,000      7,309            97
Kirk A. Zambetti(7).................. 2001  208,000       --     33,196(9)    480,471(11)
 Chief Executive Officer of           2000  230,000   46,000     21,617           134
 Diagnostic Imaging, Inc.             1999  160,000   58,320     11,600            --
Frederick E. Dell(8)................. 2001  222,918       --     17,292       382,509(12)
 Chief Operating Officer              2000  353,125   70,625     44,937           585
 Chief Executive Officer of Physician 1999  277,082   96,250     39,897           385
 Sales & Service Division

--------
 (1)Total base salary earned during the fiscal years presented.
 (2)For the 2001 fiscal year, amounts shown in this column include the following bonuses paid pursuant to the Company's Officer Retention Bonus Plan, approved by the Board of Directors in connection with the planned merger with Fisher Scientific International, Inc.: (i) for Mr. Smith, $225,000; (ii) for Mr. Sasen, $175,000; (iii) for Mr. Corless, $150,000;
    (iv) for Mr. Harper, $120,000; and (v) for Mr. English, $125,000. For the 1999 and 2000 fiscal years, amounts shown in this column represent performance-based bonuses paid in connection with annual incentive targets approved by the Board of Directors and its Compensation Committee. See "Compensation Committee Report." Any amounts deferred at the election of the executive are included in the reported amounts.
 (3)Grants of stock options made during the fiscal years presented. These awards were made under the Company's 1999 Long Term Incentive Plan, Amended and Restated 1994 Long Term Incentive Plan, and Amended and Restated 1994 Long Term Stock Plan.

 (4)All other compensation which is not included in the aforementioned categories. Amounts shown in this column include the following payments for fiscal year 2000: (i) for Mr. Kelly, $1,908 for imputed income under a split-dollar life insurance policy; (ii) for Mr. Smith, $800 for imputed income under a split-dollar life insurance policy; (iii) for Mr. Sasen, $1,446 for imputed income under a split-dollar life insurance policy; (iv) for Mr. Harper, $363 for imputed income under a split-dollar life insurance policy; (v) for Mr. Corless, $173 for imputed income under a split-dollar life insurance policy; (vi) for Mr. Zambetti, $171 for imputed income under a split-dollar life insurance policy; (vii) for Mr. Dell, $800 for imputed income under a split-dollar life insurance policy; and (viii) for Mr. English, $88 for imputed income under a split-dollar life insurance policy.
 (5)Mr. Kelly resigned from the positions of Chief Executive Officer and Chairman of the Board of the Company as of October 2, 2000.
 (6)Mr. Smith has served as President, Chief Financial Officer, and Secretary of the Company since October 3, 2000. Prior to that date, Mr. Smith served as Executive Vice President, Chief Financial Officer, and Secretary.
 (7)Mr. Zambetti resigned from the position of Chief Executive Officer of Diagnostic Imaging, Inc., effective as of February 1, 2001.
 (8)Mr. Dell resigned from the positions of Chief Operating Officer of the Company and Chief Executive Officer of the Physician Sales & Service Division as of October 15, 2000.
 (9)Pursuant to the terms of a severance agreement between Mr. Zambetti and the Company, 25,000 of the options granted to Mr. Zambetti in the 2001 fiscal year were cancelled.
(10)Mr. Kelly received $993,583 in the 2001 fiscal year in connection with a severance agreement between Mr. Kelly and the Company.
(11)Mr. Zambetti received $480,300 in the 2001 fiscal year in connection with the severance agreement described in footnote (9) above.
(12)Mr. Dell received $381,709 in the 2001 fiscal year in connection with a severance agreement between Mr. Dell and the Company.

Option Grants in Fiscal Year Ended March 30, 2001

   The following table sets forth summary information concerning individual grants of stock options made during the fiscal year ended March 30, 2001, to each of the executive officers named in the Summary Compensation Table.


                               Individual Grants
-                 ---------------------------------------------

                              Percentage of                      Potential Realized Value at
                  Number of   Total Options                        Assumed Annual Rates of
                  Securities   Granted to                         Stock Price Appreciation
                  Underlying    Employees   Exercise                 for Option Term (1)
                   Options      in Fiscal    Price   Expiration ------------------------------
Name              Granted(#)    Year 2001   ($/Sh)      Date           5%($)          10%($)
----              ----------  ------------- -------- ----------     --------       ----------
Patrick C. Kelly.   38,916        1.85%      $8.48    04/03/10      $207,540        $525,947
David A. Smith...   17,292        0.82        8.48    04/03/10        92,219         233,700
                    50,000        2.38        2.97    11/21/05        41,028          90,661
John F. Sasen, Sr   17,597        0.84        8.48    04/03/10        93,845         237,822
                    15,000        0.71        2.97    11/21/05        12,308          27,198
Gary A. Corless..    6,216        0.30        8.48    04/03/10        33,150          84,009
                    25,000        1.19        2.97    11/21/05        20,514          45,330
Douglas J. Harper    6,048        0.29        8.48    04/03/10        32,254          81,738
                    25,000        1.19        2.97    11/21/05        20,514          45,330
Kevin P. English.    3,959        0.19        8.48    04/03/10        21,113          53,506
                    10,000        0.48        2.97    11/21/05         8,206          18,132
Kirk A. Zambetti.    8,196        0.39        8.48    04/03/10        43,709         110,768
                    25,000(2)     1.19        2.97    11/21/05        20,514          45,330
Frederick E. Dell   17,292        0.82        8.48    04/03/10        92,219         233,700

--------

(1)The dollar amounts reported in the "Potential Realized Value" at "Assumed Annual Rates of Stock Price Appreciation" columns represent hypothetical amounts that may be realized on exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Common Stockholder during the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price or value of the Common Stock.

(2)Pursuant to the terms of a severance agreement between Mr. Zambetti and the Company, these 25,000 options granted to Mr. Zambetti in the 2001 fiscal year were cancelled.

                     Option Holdings as of March 30, 2001


   The following table sets forth information regarding the value of the unexercised options held by each of the executive officers named in the Summary Compensation Table as of March 30, 2001, based on the market value of the Common Stock on that date. None of these executive officers exercised any options in the 2001 fiscal year.


                      Options Values as of March 30, 2001


                                            Number of Securities      Value of Unexercised
                                           Underlying Unexercised    In-the-Money Options at
                    Shares                Options at March 30, 2001   March 30, 2001($)(1)
                  Acquired on    Value    ------------------------- -------------------------
Name              Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
----              ----------- ----------- ----------- ------------- ----------- -------------
Patrick C. Kelly.     --          --        834,998      70,635         --         $    --
David A. Smith...     --          --        148,711      85,166         --          74,940
John F. Sasen, Sr     --          --        172,807      50,995         --          22,482
Gary A. Corless..     --          --         31,293      36,527         --          37,470
Douglas J. Harper     --          --         50,518      33,973         --          37,470
Kevin P. English.     --          --         12,900      17,574         --          14,988
Kirk A. Zambetti.     --          --         29,741      39,172         --          37,470
Frederick E. Dell     --          --        120,738      32,548         --              --

--------
(1)Based upon the closing price of $4.4688 of the Common Stock on the Nasdaq National Market on March 30, 2001.

Employment Agreements

   Employment Agreements. The Company has entered into employment agreements with Mr. Smith, Mr. Sasen, Mr. Harper, Mr. Corless and Mr. English, which include the terms described below.


   Term. The executive officers' employment agreements are for initial terms of three years, in the case of Messrs. Smith and Sasen, two years, in the case of Messrs. Harper and Corless, and one year, in the case of Mr. English. Thereafter, each agreement automatically extends by one year on each anniversary of the effective date, unless either party elects not to extend. The agreement of Mr. Smith currently extends to March 4, 2002, and the agreements of Messrs. Sasen, Harper, Corless and English currently extend to April 1, 2002. Upon the occurrence of a change in control (as defined therein) of the Company, the term will automatically extend for a period of three years from that date, in the case of Messrs. Smith and Sasen, and two years, in the case of Messrs. Harper, Corless and English.



   Salary and Benefits. Under the terms of his current employment agreement, each of the executive officers is entitled to a minimum annual salary and is entitled to participate in all incentive, savings, retirement and welfare benefit plans generally made available to employees or other senior executives of the Company. The current annual salaries of the executive officers are as follows: Mr. Smith--$403,662; Mr. Sasen--$288,996; Mr. Harper--$258,500; Mr.
Corless--$248,600; and Mr. English--$165,000.


   Termination. Each of the employment agreements may be terminated by the Company at any time with or without "cause" (as defined therein), or by the executive with or without "good reason" (as defined therein). The agreement will also be terminated upon the death, disability or retirement of the executive. Depending on the reason for the termination and when it occurs, the executive will be entitled to certain severance benefits, as described below.


   If any of the executive officers is terminated without cause or resigns for good reason, he will be entitled to his accrued salary and benefits through the date of termination, plus a severance amount equal to one times his base salary, in the case of Messrs. Smith and Sasen, or one half times his base salary, in the case of Messrs. Harper,

Corless and English. The Company will also provide the executive with (i) health insurance coverage following such termination for one year, in the case of Messrs. Smith and Sasen, or six months, in the case of Messrs. Harper, Corless and English, and (ii) reimbursement for outplacement services up to $30,000, in the case of Messrs. Smith and Sasen, or $15,000, in the case of Messrs. Harper, Corless and English. In the event that such termination follows or is in connection with a change of control, in lieu of the benefits described above, the Company will pay the executive (i) his accrued salary and benefits through the date of termination, (ii) a pro rata payment of his annual bonus for the year of termination, and (iii) a severance amount equal to two times his base salary, and will also provide the executive with health insurance coverage for a period of two years and the outplacement service reimbursement described above.

   If any of the executive officers is terminated for cause or if he resigns from the Company without good reason, he will be entitled to his accrued salary through the date of termination, plus a severance amount equal to 30 days' base salary and health insurance coverage for 30 days following such termination. If an executive officer's employment is terminated by reason of his disability or retirement, he will be entitled under his employment agreement to his accrued salary and benefits and any disability or retirement benefits that may apply. If an executive officer's employment is terminated by reason of his death, his estate will be entitled to accrued salary and benefits and any death benefits that may apply, plus a lump sum payment equal to 60 days' salary, in the case of Messrs. Smith and Sasen, 45 days' salary, in the case of Messrs. Harper and Corless, or 30 days' salary, in the case of Mr. English.

   Each of the employment agreements provides that the executive officer will be entitled to a tax gross-up payment from the Company to cover any excise tax liability he may incur as a result of payments or benefits, but such gross-up payment will be made only if the after-tax benefit to the executive of such tax gross-up is at least $50,000. If not, the benefits would be reduced to an amount that would not trigger the excise tax.

   Restrictive Covenants. Each executive officer has agreed in his employment agreement not to disclose confidential information or compete with the Company, and not to solicit the Company's customers or recruit its employees, for a period of 18 months following the termination of his employment or the earlier occurrence of a change of control of the Company.

   Retention Bonuses. Each of the executive officers is a participant in the Company's Officer Retention Bonus Plan, which provides for a retention bonus to be paid to the executive officer, payable 50% on February 1, 2001, 30% on February 1, 2002 and 20% on February 1, 2003, if the executive is employed by the Company on such dates. The full retention bonuses payable under the bonus plan to Messrs. Smith, Sasen, Harper, Corless and English are $450,000, $350,000, $240,000, $300,000 and $250,000, respectively.

   Loans Made to Executive Officers. During fiscal years 2000 and 2001, the Company loaned approximately $390,000 to David A. Smith. The loan is also unsecured and bears interest at 6%. The remaining principal amount outstanding as of March 30, 2001, was approximately $275,000. During fiscal years 2000 and 2001, the Company loaned approximately $330,000 to John F. Sasen, Sr., $98,691 of which was loaned pursuant to a promissory note Mr. Sasen executed in favor of the Company. The loans are unsecured and bear interest at 6%. The remaining principal amount outstanding as of March 30, 2001, was approximately $248,000.

   Severance Agreements.

   Patrick C. Kelly. On October 2, 2000, the Board of Directors accepted Patrick C. Kelly's resignation from his positions as Chairman, Chief Executive Officer and a director of the Company. On March 21, 2001, the Company and Mr. Kelly entered into a severance agreement, which modified certain terms of his employment agreement and superceded it, as described below.

   Under the severance agreement, Mr. Kelly agreed to extend the period in which he cannot compete with the Company for an additional nine months until January 1, 2003 (the "Non-Compete Period"), and to broaden the scope of services in which he cannot compete against the Company. In addition, Mr. Kelly agreed to provide consulting services to the Company at the Company's request until January 1, 2003, and released the Company from any claims he may have had against the Company.


   The Company agreed under the severance agreement to provide Mr. Kelly with certain benefits in lieu of those to which he was entitled under his employment agreement. Mr. Kelly gave up two years' salary and a $150,000 expense reimbursement owed to him under his employment agreement. The Company agreed to the following: (i) to pay Mr. Kelly $827,000 in cash; (ii) to pay Mr. Kelly's base salary for nine months (six months of which is payable during the last six months of the Non-Compete Period); (iii) to extend his eligibility for Company benefits until June 30, 2003; (iv) to vest and extend the period in which he may exercise his options to buy Company stock; (v) to restructure the loans Mr. Kelly owes to the Company, as set forth below; and (vi) to allow Mr. Kelly to purchase his company car at book value. The Company also granted Mr. Kelly a release from any claims it may have had against him, except those to which Mr. Kelly would not be entitled to indemnification from the Company under the Company's Articles of Incorporation, its by-laws and relevant law.


   In connection with the severance agreement, the Company and Mr. Kelly agreed to modify the terms of a loan the Company made to Mr. Kelly in 1998, which had a principal amount of approximately $2,737,000 as of March 30, 2001. The Company agreed to defer payments of interest due prior to May 2003 until the loan's maturity date in September 2007, and to forgive the principal of the loan if Mr. Kelly dies prior to the maturity date (the loan will be repaid out of proceeds received from a life insurance policy the Company maintains on Mr. Kelly's life). This loan is unsecured and bears interest at the applicable federal rate for long-term obligations (6.09% at March 30, 2001).

   Also in connection with the severance agreement, Mr. Kelly executed two notes in favor of the Company to establish the repayment terms for advances the Company made to Mr. Kelly in 1999, 2000 and 2001, which in the aggregate amounted to approximately $1,994,000 as of March 30, 2001. Under the first note, which had a principal amount of approximately $997,000 and outstanding interest of approximately $71,000 as of March 30, 2001, Mr. Kelly will pay the Company the principal and all accrued interest in October 2003. This note is secured by 340,000 shares of Company stock Mr. Kelly owns, and bears interest at the applicable federal rate for long-term obligations. Under the second note, which had a principal amount of approximately $997,000 as of March 30, 2001, the principal and the interest that will accrue will become due at the earlier of either Mr. Kelly's death or the surrender of a split-dollar life insurance policy obtained on Mr. Kelly's life, which Mr. Kelly assigned to the Company as collateral. This note also bears interest at the applicable federal rate for long-term obligations.

   Frederick E. Dell. On October 11, 2000, the Company entered into a severance agreement with Frederick E. Dell, the Company's former Chief Operating Officer and the former Chief Executive Officer of the Physician Sales & Service Division. Under the severance agreement, which modified certain terms of his employment agreement and superceded it, Mr. Dell agreed to extend the period in which he cannot compete with the Company until February 1, 2003, and released the Company from any claims he may have had against the Company. The Company agreed under the severance agreement to provide Mr. Dell with certain benefits, including a payment of two years' salary, continuation of medical and certain fringe benefits for one year, a $24,000 auto allowance, reimbursement for up to $15,000 for outplacement services, and the extension of the period in which Mr. Dell may exercise his vested options to purchase Company stock. In lieu of any rights Mr. Dell had under the Company's Retention Bonus Plan, the Company also agreed to pay him, over three years, 50%, 30% and 20%, respectively, of $400,000.

   Kirk A. Zambetti. On February 1, 2001, the Company entered into a severance agreement with Kirk A. Zambetti, the former Chief Executive Officer of Diagnostic Imaging, Inc. Under the severance agreement, which modified certain terms of his employment agreement and superceded it, Mr. Zambetti agreed to provide consulting services to the Company for three months, to extend the period in which he cannot compete with the Company until February 1, 2003, and to release the Company from any claims he may have had against the Company. The Company agreed under the severance agreement to provide Mr. Zambetti with certain benefits, including a payment of one year's salary, continuation of medical benefits for one year, reimbursement for up to $15,000 for outplacement services, reimbursement for up to $10,000 for certain fringe benefits, and the extension of the period in which Mr. Zambetti may exercise certain vested options to purchase Company stock. In lieu of any rights Mr. Zambetti had under the Company's Retention Bonus Plan, the Company also agreed to pay him, over three years, 50%, 30% and 20%, respectively, of $350,000.

                         COMPENSATION COMMITTEE REPORT

                           ON EXECUTIVE COMPENSATION


   The Compensation Committee is composed of at least three outside directors of the Board who are not employees or former employees of the Company. The Committee is responsible for the approval and oversight of the compensation program for the Company's officers, and periodically engages independent compensation consultants to aid the Committee in its review of the compensation program. The Compensation Committee met six times during the past fiscal year.

   This report to shareholders addresses the Company's compensation policies for the executive officers and its basis for determining the compensation of the President for the past fiscal year.

   Compensation Strategy. The Compensation Committee has reviewed the Company's compensation strategy, and in its March 2001 meeting, the Committee decided to retain the services of an independent compensation consultant from Frederic W. Cook & Co., Inc. to assist in their review of the Company's compensation strategy during the 2002 fiscal year. The goals of the executive compensation program are to:


   . enable the Company to attract and retain high-quality executives by providing total compensation opportunities and a compensation mix which are at or above the relevant employment market levels, but with modest fixed costs and leveraged incentive opportunities; and


   . motivate executives to act in the best interests of shareholders by providing substantial incentive opportunities to be earned through performance on direct or indirect measures of long-term shareholder value creation.

   Targeted compensation levels are stated below and are followed by a more detailed discussion of each of the three compensation elements:

   . the base salary policy reflects median levels for companies of comparable revenue size;


   . the annual incentive plan award opportunities are targeted at median levels and associated with earnings growth goals, where actual awards are determined based upon how performance compares to such goals; and


   . the long-term incentives that may be earned reflect contributions to shareholder value over the long-term period, both in terms of the absolute growth in value per share of common stock and relative growth compared to a broad sample of companies or a composite index (e.g., Nasdaq National Market).

   Base Salary. In March 2000, the Compensation Committee reviewed the salaries of the Company's executive officers for the 2001 fiscal year. In October 2000, the Committee reviewed Mr. Smith's salary, in connection with his promotion to the position of President of the Company.


   Annual Incentives. With respect to annual incentive compensation, the Committee has maintained the existing incentive amounts for target awards as a percentage of salary (i.e., 60% for the CEO position, 50% for the other executive officer positions, and 40% for the other corporate officer positions). For the purposes of funding annual incentives, the profit target was established at the beginning of the 2001 fiscal year based on a business plan reviewed and approved by the Compensation Committee. While not to pertain to the CEO or any other named officer to which Code Section 162(m) might apply, the Compensation Committee has reserved the right to increase or decrease such incentives by as much as 25% based upon the achievement, or lack thereof, of key strategic milestones, such as number and cost of new site openings, acquisitions and growth revenues. However, this right was not utilized this past year.

   While the CEO's annual incentive compensation is based solely upon profit performance results, other corporate staff officers have up to 20% of their incentive opportunity based upon their assessed individual contributions to the Company's success. Incentive amounts listed in the Summary Compensation Table for the named executive officers were paid for results achieved during fiscal year 2001.

   Long-Term Incentives. Under the 1999 Long-Term Incentive Plan and the 1999 Broad-Based Employee Stock Plan, stock options were granted to all officers in fiscal 2001, consistent with the compensation strategy and after applying an award grant methodology for distributing the share allocation established for the year. Under the grant guideline, a set number of shares is annually awarded to officers based upon their respective salaries and tier responsibilities within the Company.

   A performance award program maintained under the Long-Term Incentive Plan provides contingent cash award opportunities to eligible participants based upon the Company's relative total shareholder return results as compared to all other companies on the Nasdaq National Market. In order to receive any payment, the Company must have at least a 60th percentile rank on a total shareholder return basis over a three-year period. A target award may be paid at the 50th percentile, and a scale has been created whereby a maximum award of three times the target may be earned if the Company's total shareholder return results would place it among the top 10% (90th percentile or above) of all Nasdaq National Market companies. The most recently completed performance period under this plan ended on December 31, 2000, and for this performance period no payment was made to the eligible participants.

   New grants under this program have normally been made at the beginning of each calendar year since May 1994, but no grants were made in January 2000 or January 2001. The value of grants, if any, is determined three years later based upon the Company's comparative total shareholder return results.


   Compensation of Chief Executive Officer. Consistent with the Compensation Committee's general compensation philosophy for the Company's executives, the Compensation Committee seeks to achieve two objectives: (i) to establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent; and (ii) to make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation.


   The base salary established for Mr. Smith on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by Company performance factors. In accordance with these objectives, upon his promotion to the position of President, the Compensation Committee established Mr. Smith's base salary as $403,662 and did not award him a year-end bonus.

   In recognition of Mr. Smith's extensive past service to the Company, and in an effort to maximize stockholder value by directly linking Mr. Smith's compensation to the achievement of a higher stock price for the Company's common stock, Mr. Smith was granted in the 2001 fiscal year options to purchase
(i) 17,292 shares of the Company's Common Stock at an exercise price of $8.48 per share and (ii) 50,000 shares of the Company's Common Stock at an exercise price of $2.97 per share. In order to ensure the continued retention of Mr. Smith into the future, the Company has entered into an employment agreement with him, which contains a compensation package that reflects the Compensation Committee's compensation philosophy and policy, as described above. See "Employment Agreements."

   Other Considerations. The Omnibus Budget Reconciliation Act of 1993 (OBRA) disallows the deduction for certain annual compensation in excess of $1,000,000 paid to certain executive officers of the Company, unless the compensation qualifies as "performance-based" under Code Section 162(m). The 1999 Long-Term Incentive Plan permits the grant of stock options and other awards that are fully deductible under Code Section 162(m). It is the Committee's intent to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market of executive talent. None of the Company's executive officers received compensation in excess of $1,000,000 in fiscal year 2001.

                                          Respectfully submitted,

                                          The Compensation Committee
                                            Charles R. Scott, Chairman
                                            Clark A. Johnson
                                            Donna C.E. Williamson

                            AUDIT COMMITTEE REPORT

   The information contained in this report shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

   Audit Committees play a critical role in the financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. As such, we are providing this report to shareholders to help inform them of this process and the activities of the Audit Committee in the past year.


   The Audit Committee of the Board of Directors is composed of four non-management directors and the Chairman of the Audit Committee is selected by the Board. All current members meet the experience and independence requirements of the National Association of Securities Dealers, Inc. as required by Marketplace Rule 4350(d)(2). The Audit Committee has adopted a charter outlining its role and responsibilities, and the Board of Directors re-approved this charter in May 2001. A copy of this charter is attached as Exhibit A to this Proxy Statement.



   During the fiscal year ending March 30, 2001, the Audit Committee met six times. At each of its meetings, the committee met with senior members of the Company's management team, the Company's legal counsel and independent auditors. The committee also held private sessions, at each of its meetings, with the Company's independent auditors.



   The Audit Committee recommended to the Board of Directors the engagement of Arthur Andersen LLP as our independent auditors for 2001 and reviewed with the Company's financial managers and independent auditors, overall audit scope and plans, the results of the external audit examination, evaluations by the independent auditors of the Company's internal controls and the quality of the Company's financial reporting.


   In this context, the Audit Committee hereby reports as follows:


      1. Management has reviewed and discussed the audited financial statements in the Annual Report with the Audit Committee, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.


      2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).


      3. The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services as detailed below provided to the Company during the fiscal year ending March 30, 2001, was compatible with the auditor's independence. Fees billed to the Company by Arthur Andersen LLP during the fiscal year ended March 30, 2001, were as follows:



Audit Fees (annual financial statement audit and review of quarterly 10-Q) $  585,000
Financial Information Systems Design and Implementation Fees.............. $        0
All Other Fees............................................................ $2,919,000

      We have been advised by Arthur Andersen LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.


      4. In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 30, 2001, for filing with the Securities and Exchange Commission.



   In performing all of these functions, the Audit Committee acts only in an oversight capacity. The committee does not necessarily complete its reviews prior to the Company's public announcement of financial results and necessarily, in its oversight role, the committee relies on the work and assurance of the Company's management, which has primary responsibility for financial statements and reports, and of the independent auditors, who in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.



                                          Hugh M. Brown, Chairman

                                          T. O'Neal Douglas, Member
                                          Delores P. Kesler, Member
                                          Charles R. Scott, Member

                               PERFORMANCE GRAPH

   The following performance graph compares the performance of the Common Stock to the Nasdaq National Market Composite index and a line-of-business index of selected peer companies assuming $100 was invested and all dividends, if any, were reinvested. The graph covers the period from March 30, 1996, to the Company's fiscal year ended on March 30, 2001. The Company did not pay dividends during the period covered by this graph. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                    Comparison of Cumulative Total Returns

                            PSS World Medical, Inc.

                                       [CHART]
             PSS World Medical, Inc.   Peer Group   NASDAQ Stock Market(U.S.)
   3/29/96        100.00                 100.00              100.00
   3/28/97         52.53                 111.68              113.72
   4/3/98          90.91                 167.63              170.14
   4/2/99          36.24                 181.92              230.6
   3/31/00         27.40                 117.78              423.37
   3/30/01         18.06                 205.13              169.46

--------

(1)The Peer Group is comprised of AmeriSource Health Corp., Baxter International Inc., Bergen Brunswig Corp., Cardinal Health, Inc., Graham-Field Health Products Inc., Henry Schein, Inc., McKesson BOC, Inc., Moore Medical Corporation, Owens and Minor, Inc. and Patterson Dental Company.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


   Please see "Employment Agreements" for descriptions of loans the Company has made to (i) Patrick C. Kelly, the Company's former Chairman, Chief Executive Officer and director, (ii) David A. Smith, the Company's President, Chief Financial Officer and Secretary, and (iii) John F. Sasen, Sr., the Company's Executive Vice President and Chief Marketing Officer.


                   BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

   The following table reflects the number of shares of Common Stock beneficially owned as of March 30, 2001, by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) each of the executive officers named in the Summary Compensation Table, (iii) each director, and (iv) all of the Company's executive officers and directors as a group. Unless otherwise noted, the address of the following beneficial owners is 4345 Southpoint Boulevard, Jacksonville, Florida 32216. Also unless otherwise noted, all shares are owned directly with sole voting and dispositive powers.

                                                                Number of Percent of
Name                                                             Shares    Total(1)
----                                                            --------- ----------
Patrick C. Kelly(2)............................................ 1,586,633    2.2%
David A. Smith(2)..............................................   341,334      *
John F. Sasen, Sr.(2)..........................................   327,095      *
Gary A. Corless(2).............................................    51,909      *
Douglas J. Harper(2)...........................................    57,060      *
Kevin P. English(2)............................................    17,474      *
Kirk A. Zambetti(2)............................................    55,669      *
Frederick E. Dell(2)...........................................   331,295      *
Hugh M. Brown(2)...............................................    90,467      *
T. O'Neal Douglas(2)...........................................   158,368      *
Melvin L. Hecktman(2)..........................................   158,125      *
Clark A. Johnson(2)............................................   166,822      *
Delores P. Kesler(2)...........................................   166,067      *
Charles R. Scott(2)............................................   153,430      *
Donna C.E. Williamson(2).......................................   124,872      *
All Executive Officers and Directors as a group (15 persons)(2) 3,786,620    5.3%

--------
 * Less than 1%
(1)Based upon 71,077,236 shares of Common Stock outstanding as of March 30, 2001.

(2)Included in such beneficial ownership are shares of Common Stock issuable upon the exercise of certain options exercisable immediately or within 60 days of March 30, 2001 as follows: Mr. Kelly, 834,998 shares; Mr. Smith, 148,711 shares; Mr. Sasen, 172,807 shares; Mr. Corless, 31,293 shares; Mr. Harper, 50,518 shares; Mr. English, 12,900 shares; Mr. Zambetti, 29,741 shares; Mr. Dell, 120,738 shares; Mr. Brown, 62,367 shares; Mr. Douglas, 98,368 shares; Mr. Hecktman, 131,875 shares; Mr. Johnson, 106,822 shares; Ms. Kesler, 138,067 shares; Mr. Scott, 123,430 shares; Ms. Williamson, 124,872 shares; and executive officers and directors as a group, 2,187,507 shares. Also included in such beneficial ownership are shares held for the account of certain individuals by the ESOP as follows: Mr. Kelly, 81,883 shares; Mr. Smith, 27,477 shares; Mr. Sasen, 23,422 shares; Mr. Corless, 6,066 shares; Mr. Harper 637 shares; Mr. English 4,122 shares; Mr. Zambetti, 14,450 shares; and all executive officers and directors as a group, 158,057 shares.

             PROPOSAL TWO: AMENDMENT TO THE DIRECTORS' STOCK PLAN



Introduction



   On June 13, 1997, the Board amended and restated the Company's Amended and Restated Directors' Stock Plan (the "Plan") in order to: (i) increase the number of annual option grants to non-employee directors under the Plan from 1,500 to 3,000; (ii) increase the number of election-year restricted stock awards to non-employee directors under the Plan from 1,500 to 3,000; (iii) permit the Committee to make discretionary grants of options under the Plan in addition to the automatic annual grants to non-employee directors; (iv) permit non-employee directors to elect to receive stock options in lieu of their annual director fees and/or their election-year grants of restricted stock under the Plan; (v) change the definition of "change in control" of the Company to more closely coincide with such definition in use generally by the Company in other contexts; and (vi) make certain technical amendments to the Plan to comply with current securities laws under Section 16 of the Securities Exchange Act of 1934. The Board adopted and the Company's shareholders approved on September 3, 1998, an amendment to the Plan to increase the number of shares of Common Stock available for the grant of options and restricted stock under the Plan from 200,000 to 400,000. The Board has subsequently adopted an amendment, subject to shareholder approval at the Annual Meeting, to further increase the number of shares of Common Stock available for the grant of options and restricted stock under the Plan from 400,000 to 800,000 (the "Proposed Amendment").



   The Board believes that the Plan increases the Company's ability to attract and retain highly qualified outside directors, and that the Proposed Amendment is needed to continue and expand upon such benefits provided by the Plan. As of March 30, 2001, there were seven non-employee directors eligible to participate in the Plan.



   THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL FEATURES OF THE PLAN, BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN AS AMENDED, AND AS PROPOSED TO BE FURTHER AMENDED AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE PLAN MAY BE OBTAINED BY THE COMPANY'S SHAREHOLDERS UPON REQUEST TO THE OFFICE OF THE SECRETARY OF THE COMPANY. SHAREHOLDERS ARE URGED TO READ THE ACTUAL TEXT OF THE PLAN AS FILED.



Purpose



   The purpose of the Plan is to enable the Company to attract and retain persons of exceptional ability to serve as directors of the Company and to align the interests of directors and shareholders in enhancing the value of the Company's common stock.



Shares subject to the Plan



   A total of 400,000 shares of the Company's Common Stock have been reserved for issuance upon the exercise of options or upon the grant of restricted stock awards under the Plan. The Proposed Amendment increases the number of shares of Common Stock reserved for issuance under the Plan from 400,000 to 800,000 shares of Common Stock. In the event any change in or affecting the corporate structure or capitalization of the Company, the Board will make adjustments in the number and kind of shares authorized by the Plan, in the number, exercise price or kind of shares covered by outstanding awards, and in any outstanding awards under the Plan, in order to prevent substantial dilution or enlargement thereof. If any award terminates for any reason without having been exercised, or any award is forfeited, the shares of Common Stock not issued will then become available for additional grants under the Plan.



Administration



   The Plan may be administered by the Compensation Committee or any other committee of the Board consisting of at least two directors. Currently, the Compensation Committee is responsible for administering the Plan. The Committee has full and final authority in its discretion to interpret, administer and amend the provisions of the Plan; to adopt rules and regulations for carrying out the Plan; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator will have no other authority or powers of the Committee.



Amendment of the Plan



   The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Plan may adversely affect any award previously granted under the Plan, without the written consent of the participant.



Eligibility



   Only non-employee directors of the Company (or its subsidiaries designated by the Committee) are eligible to receive awards under the Plan.



Terms of Awards



   Grant of Annual Options. Each non-employee director will automatically receive on the date of each annual meeting of the Company's shareholders at which directors are elected ("Annual Meeting Date") during the period such director serves as a non-employee director, an Option to purchase 3,000 shares of Common Stock ("Annual Options"). The option price per share of an Annual Option will be the fair market value of the Common Stock on the date the option is granted. Annual Options have a term of ten years and will terminate earlier upon the termination of the holder's service as a director. Annual Options are immediately exercisable in whole or in part.



   Replacement Options. A non-employee director may elect to defer all (but not less than all) of (i) his or her director compensation ("Fees") and/or (ii) awards of restricted stock under the Plan for a plan year, by conversion to options in accordance with the Plan ("Replacement Options"). If Replacement Options are to be granted in lieu of Fees, the number of options to be granted will be calculated by dividing (i) the estimated Fees payable to such participant during the year, based on the number of scheduled meetings during the year, by (ii) 45% of the fair market value per share of the Common Stock on the date of grant, and rounding such quotient up to the nearest whole share. If Replacement Options are to be granted in lieu of restricted stock awards, the number of options to be granted will be calculated by dividing (a) the aggregate fair market value (on the date of grant of the Replacement Options) of the shares of restricted stock that otherwise would be granted, by (b) 45% of the fair market value per share of the Common Stock on the date of grant, and rounding such quotient up to the nearest whole share.



   The option price per share of a Replacement Option will be the fair market value of the Common Stock on the date of grant. Replacement Options have a term of ten years and will terminate earlier upon the termination of the holder's service as a director. Replacement Options are immediately exercisable in whole or in part.



   Discretionary Options. In addition to Annual Options and Replacement Options, the Committee is authorized to grant options to non-employee directors on a discretionary basis ("Discretionary Options"). The exercise price and other terms of a Discretionary Option will be determined by the Committee.



   Restricted Stock Awards. Each non-employee director of the Company who has not elected to receive Replacement Options in lieu thereof (as described above) will receive, on each Annual Meeting Date at which he or she is elected or re-elected as a director, a grant of 3,000 shares of Common Stock subject to the following restrictions; provided however, that any non-employee director elected to fill a vacancy for a term of less than three years will receive a grant of 1,000 shares per year for each full year of the term to which such non-employee director is elected. Until the end of such current term as a director, the shares of restricted stock so granted may not be transferred and will be subject to a risk of forfeiture if the holder ceases to be a director for any reason other than death, disability or retirement. During the restricted period, holder of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such shares.



   Change in Control. Upon a change in control of the Company (as defined in the Plan) all options granted under the Plan will immediately become exercisable, and all restrictions on restricted shares will lapse, effective as of the date such change in control occurs.



   Market Value. As of July 19, 2001, the closing price of the Common Stock on the NASDAQ National Market was $6.93.



Federal Income Tax Consequences



   THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED PURSUANT TO THE PLAN IS INTENDED TO BE A SUMMARY OF APPLICABLE FEDERAL INCOME TAX LAW. STATE AND LOCAL TAX CONSEQUENCES MAY DIFFER.



   Options granted under the Plan are nonqualified stock options ("NSOs"). A participant is not taxed on the grant of an NSO. Upon exercise, however, the participant recognizes ordinary income equal to the excess of the fair market value of the shares on the date of the exercise over the exercise price. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. Any gain on subsequent disposition of the shares will be long-term or short-term capital gain (or loss) depending on how long the shares are held for following exercise. The Company does not receive an income tax deduction for this disposition. Capital gains recognized by recipients generally will be subject to a maximum federal income tax rate of 20% if the shares sold or exchanged are held for more than 18 months, and to a maximum federal income tax rate of 28% if such shares are held for more than one year but less than or equal to 18 months.





Benefits to Non-Employee Directors



   Only non-employee directors are permitted to participate in the Plan. The following table sets forth the non-discretionary options and restricted stock awards to be granted under the Plan for the 12-month period beginning on the date of the Annual Meeting. The Committee has not yet made any determination as to future discretionary grants of options to non-employee directors.



                                                                      Number
                                                      Dollar Value  of Shares
                                                      of Restricted     of     Dollar Value
                                                          Stock     Restricted  of Options    Number
Name and Position                                        ($) (1)      Stock       ($)(2)    of Options
-----------------                                     ------------- ---------- ------------ ----------
All current directors that are not executive officers
 as a group (7 people)...............................    $41,580      6,000        N/A        21,000

--------

(1)This value is based on the market price of the Common Stock on July 19, 2001.


(2)This value for each outstanding option will be equal to the excess, if any, of fair market value of the Common Stock on the date of exercise over the option exercise price.



Approval by Shareholders



   The affirmative vote of a majority of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting is required to approve the amendment to the Directors' Stock Plan. Votes shall be counted as described in the Introduction to this Proxy Statement.



   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE DIRECTORS' STOCK PLAN.

                        PROPOSAL THREE: APPROVAL OF THE


                AMENDMENT TO THE 1999 LONG-TERM INCENTIVE PLAN



Introduction



   On June 21, 1999, the Board of Directors adopted the PSS World Medical, Inc. 1999 Long-Term Incentive Plan (the "LTIP"), and the Company's shareholders approved the LTIP on September 15, 1999. There are currently 2,270,000 shares reserved for issuance under the LTIP of which 2,232,525 are subject to outstanding awards under the LTIP and only 37,475 remain available for future awards. On July 25, 2001 the Board took action to retire 2,160,846 shares available for issuance under the Gulf South Medical Supply, Inc 1992 and 1997 Stock Plans. These two plans were acquired as part of the Company's acquisition of Gulf South Medical Supply, Inc. in March of 1998. The Board also took action, subject to shareholder approval at the Annual Meeting, to amend and restate the LTIP to (i) increase the number of shares available thereunder by 2,100,000 to a total of 4,370,000 shares, (ii) expand the class of individuals eligible to participate in the LTIP to include consultants to the Company or any parent or subsidiary of the Company and (iii) limit the term of options granted under the LTIP to a maximum of 10 years (the "LTIP Proposed Amendment").



   The Board believes that the LTIP is an essential component of the Company's ability to attract and retain highly-qualified talent in today's competitive market for employees. The increase in share availability is necessary for the Company to remain competitive in providing equity compensation to its employees.



   THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL FEATURES OF THE LTIP, AS AMENDED, BUT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE LTIP AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE LTIP MAY BE OBTAINED BY THE COMPANY'S SHAREHOLDERS UPON REQUEST TO THE OFFICE OF THE SECRETARY OF THE COMPANY. SHAREHOLDERS ARE URGED TO READ THE ACTUAL TEXT OF THE LTIP.



General



   The purpose of the LTIP is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, directors and consultants to those of the shareholders, and by providing such employees, officers, directors and consultants with an incentive for outstanding performance. As of March 30, 2001, there were approximately 4,800 persons eligible to participate in the LTIP.



   The LTIP authorizes the granting of awards to employees, officers, directors and consultants of the Company or any parent or subsidiary in the following forms: (i) options to purchase shares of Common Stock, as the case may be, which may be incentive stock options or nonqualified stock options, (ii) stock appreciation rights ("SARs"); (iii) performance units; (iv) restricted stock;
(v) dividend equivalents; (vi) other stock-based awards; or (vii) any other right or interest relating to Common Stock or cash.



   The 4,370,000 shares authorized to be issued under the LTIP represent approximately 6.1% of the 71,071,025 shares of Common Stock outstanding on the record date. Such 4,370,000 LTIP shares, together with total shares subject to outstanding options and shares available for future grant under other plans of the Company, including shares available under the Directors' Stock Plan, if approved by shareholders, represent approximately 13.6% of the shares of Common Stock outstanding on the record date.



   Pursuant to Section 162(m) of the Code, the Company may not deduct compensation in excess of $1 million paid to the President and the four next most highly compensated executive officers of the Company. The LTIP is designed to comply with Code Section 162(m) so that the grant of options and SARs under the LTIP, and other awards, such as performance units, that are conditioned on the performance goals described in Section 13.13 of the LTIP, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company. The Board has approved the LTIP for submission to the shareholders at the annual meeting in order to permit the grant of awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m) and to comply with the requirements of NASDAQ.

Administration



   The LTIP will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), or at the discretion of the Board from time to time, by the Board. The Committee has the power, authority and discretion to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the LTIP; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the LTIP. During any time that the Board is acting as administrator of the LTIP, it shall have all the powers of the Committee thereunder.



Award Limitations



   No more than 33% of the 4,370,000 shares of Common Stock authorized to the issued under the LTIP may be granted as awards of performance-based restricted stock or other restricted or unrestricted stock awards. The maximum number of shares of Common Stock with respect to one or more options and/or SARs that may be granted during any one calendar year under the LTIP to any one participant is 200,000. The maximum fair market value of any awards (other than options and SARs) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the LTIP is $3,000,000, but such amount is substantially greater than any individual such award the Company has granted in the past or anticipates granting under the LTIP. Options may not be granted with a term that exceeds ten years.



Awards



   Stock Options. The Committee is authorized to grant options, which may be incentive stock options or nonqualified stock options, to participants. All options will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Committee; provided, however, that the exercise price of an option shall not be less than the fair market value of the underlying Common Stock as of the date of the grant. The terms of any incentive stock option must meet the requirements of Section 422 of the Code, including shareholders approval requirements.



   Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant. All awards of SARs will be evidenced by an award agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.



   Performance Units. The Committee may grant performance units to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of performance units granted to each participant and to set performance goals and other terms or conditions to payment of the performance units in its discretion which, depending on the extent to which they are met, will determine the number and value of performance units that will be paid to the participant.



   Restricted Stock Awards. The Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).



   Dividend Equivalents. The Committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an option award or SAR award, as determined by the Committee. The Committee may provide that dividend equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.



   Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Committee to be consistent with the purposes of the LTIP, including without limitation shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock and awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified parents or subsidiaries of the Company. The Committee will determine the terms and conditions of any such awards.



   Performance Goals. The Committee may determine that any award will be determined solely on the basis of (a) the achievement by the Company or a parent or subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholders return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by a business unit of the Company, parent or subsidiary of a specified target, or target growth in, net income or earnings per share, or (e) any combination of the goals set forth in (a) through (d) above. If an award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder), and the Committee may reduce (but not increase) the award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.



   Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Code Section 422(b), or (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.



   Acceleration Upon Certain Events. Upon the participant's death, disability or retirement, all outstanding options, SARs, and other awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding awards will lapse. Any options or SARs will thereafter continue or lapse in accordance with the other provisions of the LTIP and the award agreement. In the event of a Change in Control of the Company (as defined in the LTIP), all outstanding options, SARs, and other awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding awards will lapse. Regardless of whether an event described above shall have occurred, the Committee may in its sole discretion declare all outstanding options, SARs, and other awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among participants or among awards in exercising such discretion.

Termination and Amendment, Repricing of Options Prohibited



   The Board of Directors or the Committee may, at any time and from time to time, terminate, amend or modify the LTIP without shareholder approval; provided, however, that the Committee may condition any amendment on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.



   No termination, amendment, or modification of the LTIP may adversely affect any award previously granted under the LTIP, without the written consent of the participant. Notwithstanding the above, the original term of any option may not be extended and, except as provided in the anti-dilution provisions of the LTIP, the exercise price of any option may not be reduced. Consequently, repricing of options is not permitted under the LTIP.



Certain Federal Income Tax Effects



   The following is a brief general description of the consequences under the Code and current federal income tax regulations of the receipt or exercise of Options under the LTIP.



   Nonqualified stock options. There will be no federal income tax consequences to either the Company or the participant upon the grant of a nonqualified stock option. However, the participant will realize ordinary income on the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to Code Section 162(m) limitations). The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.



   Incentive Stock Options. There will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option or the exercise thereof by the participant, except that upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax as noted below. If the participant holds the shares of Common Stock for two years after the date the option was granted and one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to Code Section 162(m) limitations).



New Plan Benefits



   Because future awards under the LTIP as amended and restated will be made at the discretion of the Compensation Committee or the Board, as the case may be, it is not presently possible to determine the benefits or amounts that will be received by any persons or groups pursuant to the LTIP in the future. Therefore, the Company has excluded a tabular description of the awards that may be granted in the future pursuant to the LTIP.



Approval by Shareholders



   The affirmative vote of a majority of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting is required to approve the amendment to the LTIP. Votes shall be counted as described in the Introduction to this Proxy Statement.



   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE LTIP PROPOSED AMENDMENT.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   The Board of Directors has selected Arthur Andersen LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending March 29, 2002. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

                             SHAREHOLDER PROPOSALS


   Shareholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting should deliver a written copy of their proposal to the Company no later than March 30, 2002. Proposals should be directed to the Director of Investor Relations, PSS World Medical, Inc., 4345 Southpoint Boulevard, Jacksonville, Florida 32216.


                                 OTHER MATTERS

Expenses of Solicitation

   The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mail, proxies may be solicited by directors, officers or other employees of the Company, personally, or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of the nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.


   Based solely on a review of the reports provided to the Company by the above-referenced persons, the Company believes that as of the date of this Proxy Statement, all filing requirements applicable to its reporting officers, directors and beneficial owners of greater than ten percent were properly and timely complied with.


Multiple Shareholders Sharing One Address

   In some instances, the Company may deliver to multiple shareholders sharing a common address only one copy of this proxy statement and one copy of the Company's Annual Report for the fiscal year ended March 30, 2001. If requested by phone or in writing, the Company will promptly provide a separate copy of the proxy statement or the Annual Report, or both, to a shareholder sharing an address with another shareholder. Requests by phone should be made to Richard Hansen at (904) 332-3000, and requests in writing should be sent to the attention of Director of Investor Relations, PSS World Medical, Inc., 4345 Southpoint Boulevard, Jacksonville, Florida 32216. Shareholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to the Company at the address above.

Miscellaneous

   Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in their sole discretion on such matters.

                                   Exhibit A

                            PSS/WORLD MEDICAL, INC.

                            AUDIT COMMITTEE CHARTER

   The Audit Committee is appointed by the Board of Directors (Board) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors.

   The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The Audit Committee shall be appointed by the Board of Directors and will consist of at least three members. The Chairman of the Audit Committee will be appointed by the Board.

   The Audit Committee will meet at least four times per year, with the authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting in person, or via tele- or video-conference. Meeting agendas will be prepared and provided in advance to members along with appropriate briefing materials. Minutes of the meetings will be prepared and distributed.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   The Audit Committee shall make regular reports to the Board of Directors about committee activities, issues and related recommendations. The Committee shall provide an open avenue of communication between internal audit, the independent auditors and the Board.

   The Audit Committee shall:

      1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the full Board of Directors for approval.

      2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

      3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

      4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

      5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, the internal auditors or management.

      7. Recommend to the Board of Directors the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board which, as representatives of the shareholders, have the ultimate authority and responsibility for the selection, evaluation, and where appropriate, replacement of the outside auditor (or the nomination of the outside auditor to be proposed for shareholder approval in the Company's proxy statement).

      8. Approve the fees to be paid to the independent auditor.

      9. Receive periodic formal, written reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

      10. Evaluate together with the Board of Directors the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

      11. Review the appointment and replacement of the senior internal auditing executive.

      12. Review the significant reports to management prepared by the internal auditing department and management's responses.

      13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

      14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

      15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

      16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          b. Any changes required in the planned scope of the internal audit.

          c. The Internal Audit Department responsibilities, budget and staffing.

      17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      18. Advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

      19. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      20. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

      21. Review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

      22. Institute and oversee special investigations as needed. It is not the duty of the Audit Committee to conduct such investigations.

      23. Confirm annually that all responsibilities outlined in this charter have been carried out.

      24. Evaluate the Committee's performance on a regular basis.

      25. Report, as required, to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                   Appendix I

                             PSS WORLD MEDICAL, INC.
                              DIRECTORS' STOCK PLAN
                   (Amended and Restated as of July 25, 2001)


                                   I. GENERAL

1.1  PURPOSE OF THE PLAN

     The purpose of the PSS World Medical, Inc. Directors' Stock Plan is to enable PSS World Medical, Inc. to attract and retain persons of exceptional ability to serve as directors of the Company and to align the interests of directors and shareholders in enhancing the value of the Company's common stock.

1.2  DEFINITIONS

     The following definitions shall apply to the Plan:

     "Annual Meeting Date" means the date of each annual meeting of shareholders of the Company at which directors are elected.

     "Annual Option" means an Option automatically granted to a Non-Employee Director pursuant to Section 2.1 of the Plan.

     "Award" means any Option or Restricted Stock award granted to a Participant under the Plan.

     "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     "Board" means the Board of Directors of the Company.

     "Change in Control" has the meaning assigned such term in Section 4.11.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the committee of the Board described in Section 1.3.

     "Common Stock" means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Common Stock pursuant to Section 4.2.

     "Company" means PSS World Medical, Inc., a Florida corporation.

     "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the Participant and the Company) before termination of his or her service on the Board if such total disability continues for more than three (3) months.

     "Discretionary Option" means an Option granted under Section 2.3.

     "Election Form" means a form approved by the Committee pursuant to which a Non-Employee Director elects to receive Replacement Options under Section 2.2.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange or automated quotation system of a registered securities association on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith.

     "Fees" means the annual cash retainer fee and meeting fees payable by the Company (or a Participating Subsidiary) to a Non-Employee Director for services as a director (and, if applicable, as the member or chairman of a committee of the Board), as such amount may be changed from time to time.

     "Non-Employee Director" means a director of the Company or of any Participating Subsidiary who is not at the time serving as an employee of the Company or any of its Subsidiaries.

     "Option" means an Annual Option, a Replacement Option or a Discretionary Option.

     "Options Election Period" means the period designated by the Committee each year during which Non-Employee Directors may elect to receive Options in lieu of Fees and/or Restricted Stock Awards. The Options Election Period shall end on or before June 13, 1997, with respect to Plan Year 1997, and March 1 of each subsequent year for the following Plan Year.

     "Participant" means a person who, as a Non-Employee Director, has been granted an Award under the Plan.

     "Participating Subsidiary" means any Subsidiary designated by the Committee whose non-employee directors are eligible to receive Awards under the Plan.

     "Plan" means the PSS World Medical, Inc. Directors' Stock Plan, as amended from time to time.

     "Plan Year" means the fiscal year of the Company.

     "Replacement Option" means an Option granted to a Non-Employee Director pursuant to Section 2.2 of the Plan.

     "Restricted Stock" means Common Stock granted under Article III which is subject to the restrictions described therein.

     "Retirement" shall have the meaning provided in the Company's retirement policy applicable to directors of the Company or its Subsidiaries.

     "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

1.3  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Compensation Committee or any other committee of the Board consisting of at least two directors. The Committee shall have full and final authority in its discretion to interpret, administer and amend the provisions of the Plan; to adopt rules and regulations for carrying out the Plan; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall consist of at least two directors and shall meet once each fiscal year, and at such additional times as it may determine or as is requested by the chief executive officer of the Company. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act. However, the mere fact that a Committee member shall fail to qualify under such requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Committee.

     Without limiting the foregoing, the Committee has the exclusive power, authority and discretion to:

     (a) Designate and change the Participating Subsidiaries from time to time;

     (b) Make all determinations concerning Discretionary Options, including the terms, timing, amounts and recipients thereof;

     (c) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines; and

     (d) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Common Stock, or other property, or an Award may be canceled, forfeited, or surrendered.

     The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

1.4  ELIGIBLE PARTICIPANTS

     Each Non-Employee Director shall be eligible to participate in the Plan.

1.5  AWARDS UNDER THE PLAN

     Awards under the Plan shall be in the form of Options as described in
Article II or shares of Restricted Stock as described in Article III.

1.6  SHARES

     The aggregate number of shares of Common Stock, including but not limited to shares reserved for issuance pursuant to the exercise of Options, which may be granted or issued under the terms of the Plan, may not exceed 800,000 shares and hereby are reserved for such purpose. Whenever any outstanding Award or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the Award may again be the subject of further Awards hereunder.

                                  II. OPTIONS

2.1  ANNUAL GRANTS OF OPTIONS

     (a) Grant of Annual Options. In addition to any Replacement Options or grants of Discretionary Options that the Committee may make under the Plan from time to time, each Non-Employee Director shall automatically receive on each Annual Meeting Date during the period such director serves as a Non-Employee Director, an Option to purchase 3,000 shares of Common Stock ("Annual Options").

     (b) Option Price. The option price per share of an Annual Option shall be the Fair Market Value of the Common Stock on the date the Option is granted.

     (c) Term and Exercise of Annual Options. The term of an Annual Option shall expire ten (10) years from the date of grant. Except as provided in this Section 2.1(c), after a Participant ceases to serve as a director of the Company (or of any Participating Subsidiary) for any reason, including, without limitation, Retirement, or any other voluntary or involuntary termination of a Participant's service as such a director (a "Termination"), the unexercisable portion of such Participant's Annual Options shall immediately terminate and be null and void, and the unexercised portion of any outstanding Annual Options held by such Participant shall terminate and be null and void for all purposes after three
(3) months have elapsed from the date of the Termination unless extended by the Committee, in its sole discretion, within thirty (30) days from the date of the Termination. Upon a Termination as a result of death or Disability, any outstanding Annual Options may be exercised by the Participant or the Participant's legal representative within twelve (12) months after such death or Disability; provided, however, that in no event shall the period extend beyond the expiration of the Option term.

     (d) Vesting. Annual Options shall become exercisable in whole or in part on the date of grant. In no event, however, shall an Annual Option be exercised after the expiration of ten (10) years from the date of grant.

2.2  OPTIONS IN LIEU OF DIRECTOR FEES AND/OR RESTRICTED STOCK.

     (a) Election to Receive Replacement Options. A Non-Employee Director may elect to defer all (but not less than all) of (i) his or her Fees and/or (ii) Awards of Restricted Stock under Article III, by conversion to Options in accordance with this Section 2.2 ("Replacement Options"). A Non-Employee Director who wishes to receive Fees or a Restricted Stock Award for a Plan Year in the form of Replacement Options must irrevocably elect to do so during the Options Election Period for such Plan Year, by delivering a valid Election Form to the Committee or the plan administrator. A Non-Employee Director's participation in Section 2.2 of the Plan will be effective as of June 13, 1997 with respect to the Fees and Restricted Stock Awards for Plan Year 1997 and, in all other cases, as of the first day of the Plan Year beginning after the Committee or the plan administrator receives the Non-Employee Director's Election Form.

     (b) Irrevocable, Annual Election. Elections to receive Replacement Options are irrevocable and shall be valid only for one Plan Year. New elections must be made for participation in Section 2.2 of the Plan for subsequent Plan Years.

     (c) Time of Grant. Options shall be granted to each Non-Employee Director who, during the applicable Options Election Period, filed with the Committee or the plan administrator a written irrevocable election to receive Replacement Options as payment of his or her Fees and/or Restricted Stock Award payable in the following Plan Year. Such Replacement Options will be granted on June 13, 1997 in the case of Plan Year 1997 and, in the case of any other Plan Year, on the first business day in the Plan Year for which such election was made.

     (d) Number of Options. If Replacement Options are to be granted in lieu of Fees, the number of Replacement Options to be granted will be calculated by dividing (i) the estimated Fees payable to such participant during the Plan Year, based on the number of scheduled meetings during the Plan Year, by (ii) 45% of the Fair Market Value per share of the Common Stock on the date of grant, and rounding such quotient up to the nearest whole share. If Replacement Options are to be granted in lieu of Restricted Stock Awards, the number of Replacement Options to be granted will be calculated by dividing (i) the aggregate Fair Market Value (on the date of grant of the Replacement Options) of the shares of Restricted Stock that otherwise would be granted, by (ii) 45% of the Fair Market Value per share of the Common Stock on the date of grant, and rounding such quotient up to the nearest whole share.

     (e) Exercise Price. The total price paid per Share under each Replacement Option granted under this Section 2.2 shall be the Fair Market Value per share of Common Stock on the date of grant.

     (f) Term and Exercise of Replacement Options. The term of an Replacement Option shall expire ten (10) years from the date of grant. Except as provided in this Section 2.2(f), after a Participant ceases to serve as a director of the Company (or of any Participating Subsidiary) for any reason, including, without limitation, Retirement, or any other voluntary or involuntary termination of a Participant's service as such a director (a "Termination"), the unexercisable portion of such Participant's Replacement Options shall immediately terminate and be null and void, and the unexercised portion of any outstanding Replacement Options held by such Participant shall terminate and be null and void for all purposes after three (3) months have elapsed from the date of the Termination unless extended by the Committee, in its sole discretion, within thirty (30) days from the date of the Termination. Upon a Termination as a result of death or Disability, any outstanding Replacement Options may be exercised by the Participant or the Participant's legal representative within twelve (12) months after such death or Disability; provided, however, that in no event shall the period extend beyond the expiration of the Option term.

     (g) Vesting. Replacement Options shall become exercisable in whole or in part on the date of grant. In no event, however, shall a Replacement Option be exercised after the expiration of ten (10) years from the date of grant.

2.3  DISCRETIONARY OPTIONS

     In addition to Annual Options and Replacement Options, the Committee is authorized, in its discretion from time to time, to grant Options to Non-Employee Directors on the following terms and conditions:

     (a) Exercise Price. The exercise price per share of Common Stock under a Discretionary Option shall be determined by the Committee.

     (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which a Discretionary Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of a Discretionary Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Discretionary Option becomes exerciseable at an earlier date.

2.4  TERMS APPLICABLE TO OPTIONS GENERALLY

     (a) Nonqualified Stock Options. Options granted under the Plan will not be treated as incentive stock options within the meaning of Section 422 of the Code.

     (b) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

     (c) Notice of Exercise. When exercisable pursuant to the terms of the Plan and the governing Award Agreement, an Option shall be exercised by the Participant as to all or part of the shares subject to the Option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) accompanied by a check payable to the Company in an amount equal to the full exercise price of the number of shares being exercised, (c) including a Tax Election, if applicable, in accordance with
Section 4.7, and (d) containing
such further provisions consistent with the provisions of the Plan, as the Company may from time to time prescribe.

     (d) Limitation of Exercise Periods. The Committee may limit the time periods within which an Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

     (e) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Common Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Common Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

     (f) Beneficiaries. A Participant, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his or her legal representative, who, by reason of his or her death, shall acquire the right to exercise all or a portion of an Option. If no designation is made before the death of the Participant, the Participant's Option may be exercised by the personal representative of the Participant's estate, or by a person who acquired the right to exercise such Option by will or the laws of descent and distribution. If the person with exercise rights desires to exercise any portion of the Option, such person must do so in accordance with the terms and conditions of this Plan.

     (g) Change in Control. Notwithstanding anything herein to the contrary, if a Change in Control has occurred, then all Options granted under the Plan shall immediately become exercisable on the date such Change in Control occurred, in accordance with Section 4.11.

                             III. RESTRICTED STOCK

3.1  TERMS AND CONDITIONS

     Each Non-Employee Director of the Company who has not filed a timely Election Form to receive Replacement Options in lieu thereof in accordance with
Section 2.2 above, shall receive a grant of 3,000 shares of Common Stock subject to the restrictions set forth in Section 3.2 ("Restricted Stock") on each Annual Meeting Date at which the shareholders elect such Non-Employee Director to serve as a director; provided however, that as of the date of their election, Non-Employee Directors of the Company who are elected to fill a vacancy for a term of less than three (3) years shall receive a grant of 1,000 shares per year for each full year of the term to which such Non-Employee Director is elected. Restricted Stock, with such restrictions noted on the face of the certificates, shall be issued in the name of the Participant granted the Restricted Stock and such certificates shall be deposited with a trust administered by the Committee (and subject to the claims of the Company's creditors) during the restriction period set forth in Section 3.3.

3.2  RESTRICTIONS

     Until the lapse of the restriction period set forth in Section 3.3, the shares of Restricted Stock granted hereunder (i) may not be sold, transferred, pledged assigned or otherwise alienated or hypothecated, and (ii) will be subject to the risks of forfeiture described in Section 3.4. The Committee may impose such other restrictions on any shares of restricted stock as required by law including, without limitation, restrictions under applicable federal or state securities laws, and may place legends on the certificates representing such restricted stock to provide appropriate notice of such restrictions.

3.3  PERIOD OF RESTRICTION

     Subject to Section 3.6, the restrictions set forth in Section 3.2 shall lapse and such shares shall be freely transferable upon the expiration of the director's then-current term in office (i.e., the term with respect to which the Restricted Stock Award was granted) as specified in accordance with the Company's Amended and Restated Articles of Incorporation, as amended from time to time.

3.4  TERMINATION OF SERVICE AS A DIRECTOR

     If a Participant ceases to serve as a director of the Company prior to the lapsing of the restrictions in accordance with Section 3.3 as a result of death, Disability or Retirement, restrictions on the shares of Restricted Stock granted to the Participant shall immediately lapse on the date of death, Disability or Retirement. If a Participant ceases to serve as a director of the Company prior to the lapsing of restrictions in accordance with Section 3.3 for any reason other than death, Disability or Retirement, the shares of Restricted Stock granted to such Participant shall be forfeited and shall revert to the Company.

3.5  RIGHTS AS SHAREHOLDER

     Prior to the lapsing of restrictions in accordance with Section 3.3, Participants holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are held by the Participant. If any such dividend or distribution is paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

3.6  CHANGE IN CONTROL

     Notwithstanding anything herein to the contrary, if a Change in Control has occurred, then all restrictions on the Restricted Stock shall lapse on the date such Change in Control occurred, in accordance with Section 4.11.

3.7  SECTION 83(B) ELECTION

     Participants shall not be permitted to make an election under Section 83(b) of the Code with respect to shares of Restricted Stock granted under the Plan.

                             IV. GENERAL PROVISIONS

4.1  GENERAL RESTRICTIONS

     Each Award under the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

4.2  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board shall make such adjustments as the Committee may recommend, and as the Board in its discretion may deem appropriate, in the number and kind of shares authorized by the Plan, in the number, exercise price or kind of shares covered by the Awards and in any outstanding Awards under the Plan in order to prevent substantial dilution or enlargement thereof.

4.3  AMENDMENTS

     The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

4.4  MODIFICATION, SUBSTITUTION OR CANCELLATION OF AWARDS

     At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. Subject to the above, the Committee may grant Awards in substitution for any other Award granted under the Plan and may require the surrender of such other Award in consideration of the grant of the new Award.

4.5  SHARES SUBJECT TO THE PLAN

     Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Committee.

4.6  RIGHTS OF A SHAREHOLDER

     Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

4.7  WITHHOLDING

     The Company shall have the right to deduct from any distribution of Common Stock to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award under the Plan. If a Participant is to experience a taxable event in connection with the receipt of cash or shares of Common Stock pursuant to an Option exercise (a "Taxable Event"), the Participant shall pay the Withholding Taxes to the Company prior to the issuance of such shares of Common Stock. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election") to have withheld a portion of the shares of Common Stock then issuable to the Participant having an aggregate Fair Market Value on the day immediately preceding the date of such issuance equal to the Withholding Taxes.

4.8  NONASSIGNABILITY

     Except as expressly provided in the Plan, no Award shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, Awards under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

4.9  NON-UNIFORM DETERMINATIONS

     Determinations by the Committee with respect to Discretionary Options under the Plan (including, without limitation, determinations of the persons to receive Discretionary Options, the form, amount and timing of such Options, and the terms and provisions of such Options and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

4.10 EFFECTIVE DATE; DURATION

     The Plan first became effective in 1994, and was subsequently amended and restated effective as of July 8, 1996, and amended and restated effective as of June 13, 1997. The third amendment and restatement of the Plan was approved by the Board of Directors and became effective as of July 25, 2001, subject to approval by the shareholders. No Award may be given under the Plan after May 31, 2006, but Awards theretofore granted may extend beyond such date.

4.11 CHANGE IN CONTROL

     Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Options shall become fully exercisable and all restrictions on the Restricted Stock shall lapse as of the date such Change in Control occurred. For the purposes of the Plan, a Change in Control of the Company shall be deemed to have occurred upon the earliest of the following events.

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (ii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
(c) of this Section 4.11; or

     (b) Individuals who, as of June 1997, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such

Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

4.12 GOVERNING LAW

     The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

                                   Appendix II

                             PSS WORLD MEDICAL, INC.
                          1999 LONG-TERM INCENTIVE PLAN
                   (Amended and Restated as of July 25, 2001)


                                    ARTICLE 1
                                     PURPOSE

1.1. General

     The purpose of the PSS World Medical, Inc. Amended and Restated Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of PSS World Medical, Inc. (the "Company"), by linking the personal interests of its employees, officers, directors and consultants to those of the Company's shareholders and by providing such individuals with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of such individuals upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants.

                                    ARTICLE 2
                                 EFFECTIVE DATE

2.1. Effective Date

     The Plan shall be effective as of the date upon which it shall be approved by the shareholders of the Company (the "Effective Date").

                                    ARTICLE 3
                                   DEFINITIONS

3.1. Definitions

     When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in
Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means and includes each of the following:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (B) any acquisition by any corporation pursuant to a transaction which complies with clauses (A),
          (B) and (C) of subsection (iii) of this definition; or

               (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
          (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in
     Article 4.

          (g) "Company" means PSS World Medical, Inc., a Florida corporation.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3).

          (i) "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (k) "Effective Date" has the meaning assigned such term in
     Section 2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing price of the shares of Common Stock on such date on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

          (r) "Participant" means a person who, as an employee, officer, director or consultant of the Company or any Parent or Subsidiary, has been granted an Award under the Plan. References to employment in the Plan as it relates to consultants shall mean their consulting relationship with the Company or a Parent or Subsidiary.

          (s) "Performance Unit" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (t) "Plan" means the PSS World Medical, Inc. 1999 Long-Term Incentive Plan, as amended and restated from time to time.

          (u) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (v) "Retirement" means a Participant's termination of employment with the Company, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

          (w) "Stock" means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

          (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

          (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (aa) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.


                                    ARTICLE 4
                                 ADMINISTRATION

4.1. Committee

     The Plan shall be administered by a committee (the "Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

4.2. Action by the Committee

     For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. Authority of Committee

     The Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an ward may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

4.4. Decisions Binding

     The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

5.1. Number of Shares

     Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 4,370,000, of which not more than 33% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

5.2. Lapsed Awards

     To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

5.3. Stock Distributed

     Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. Limitation on Awards

     Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 200,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $3,000,000.

                                    ARTICLE 6
                                   ELIGIBILITY

6.1. General

     Awards may be granted only to individuals who are employees, officers, directors and consultants of the Company or a Parent or Subsidiary.

                                    ARTICLE 7
                                  STOCK OPTIONS

7.1. General

     The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

          (e) Term. The Committee shall determine the term of each Option after which the Option shall expire; provided, however, in no event may the term of any Option exceed ten years from the date of grant.

7.2. Incentive Stock Options

     The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

               (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

               (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

               (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause (as determined by the Company) or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

               (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

               (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (d) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (f) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (g) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

8.1. Grant of SARs

     The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

               (1) The Fair Market Value of one share of Stock on the date of exercise; over

               (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                    ARTICLE 9
                                PERFORMANCE UNITS

9.1. Grant of Performance Units

     The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

9.2. Right to Payment

     A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

9.3. Other Terms

     Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                             RESTRICTED STOCK AWARDS

10.1. Grant of Restricted Stock

     The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

10.2. Issuance and Restrictions

     Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

10.3. Forfeiture

     Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

10.4. Certificates for Restricted Stock

     Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                              DIVIDEND EQUIVALENTS

11.1 Grant of Dividend Equivalents

     The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12
                            OTHER STOCK-BASED AWARDS

12.1. Grant of Other Stock-based Awards

     The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13
                         PROVISIONS APPLICABLE TO AWARDS

13.1. Stand-Alone, Tandem, and Substitute Awards

     Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

13.2. Exchange Provisions

     The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

13.3. Term of Award

     The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem with the Option exceed a period of ten years from the date of its grant (or, if Section 7.2(d) applies, five years from the date of its grant).

13.4. Form of Payment for Awards

     Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

13.5. Limits on Transfer

     No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.6. Beneficiaries

     Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.7. Stock Certificates

     All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

13.8. Acceleration Upon Death or Disability or Retirement

     Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a director, or upon the Participant's Retirement, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.9. Acceleration Upon a Change in Control

     Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.10. Acceleration Upon Certain Events Not Constituting a Change in Control

     In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.11. Acceleration for Any Other Reason

     Regardless of whether an event has occurred as described in Section 13.8,
13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

13.12. Effect of Acceleration

     If an Award is accelerated under Section 13.8, 13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The

Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

13.13. Performance Goals

     The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, net income or earnings per share, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

13.14. Termination of Employment

     Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                   ARTICLE 14
                          CHANGES IN CAPITAL STRUCTURE

14.1. General

     In the event a stock dividend is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 15.2, there shall be made such other equitable adjustment as the Committee shall approve.

                                   ARTICLE 15
                     AMENDMENT, MODIFICATION AND TERMINATION

15.1. Amendment, Modification and Termination

     The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

15.2. Awards Previously Granted

     At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16
                               GENERAL PROVISIONS

16.1. No Rights to Awards

     No Participant or any eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

16.2. No Stockholder Rights

     No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

16.3. Withholding

     The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (any not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

16.4. No Right to Continued Service

     Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Parent or Subsidiary.

16.5. Unfunded Status of Awards

     The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

16.6. Indemnification

     To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7. Relationship to Other Benefits

     No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

16.8. Expenses

     The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

16.9. Titles and Headings

     The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10. Gender and Number

     Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.11. Fractional Shares

     No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

16.12. Government and Other Regulations

     The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. 16.13. Governing Law

     To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Florida.

16.14. Additional Provisions

     Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the PSS World Medical, Inc. 1999 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on June 21, 1999 and amended and restated as of July 25, 2001.



                                               PSS World Medical, Inc.


                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------

                             PSS World Medical, Inc.

          This Proxy is Solicited on Behalf of the Board of Directors.

          The undersigned hereby appoints David A. Smith and Clark A. Johnson as Proxies, each with the power to appoint his substitute, and hereby authorizes either one or both of them to represent and to vote, as designated below, all the shares of Common Stock of PSS World Medical, Inc. (the "Company") held of record by the undersigned on July 2, 2001, at the Annual Meeting of Shareholders to be held on August 23, 2001.

1.   ELECTION OF DIRECTORS

     [_]  FOR all nominees listed below        [_] WITHHOLD AUTHORITY to vote
          (except as marked to the contrary        for all nominees listed below
          below)

            Melvin L. Hecktman, Delores P. Kesler and David A. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

2. AMENDMENT TO AMENDED AND RESTATED DIRECTORS' STOCK PLAN TO INCREASE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

          [_]  FOR           [_]  AGAINST            [_]  ABSTAIN

3. AMENDMENT TO 1999 LONG-TERM INCENTIVE PLAN TO INCREASE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE, TO EXPAND THE CLASS OF INDIVIDUALS ELIGIBLE TO PARTICIPATE IN THE PLAN, AND TO LIMIT THE TERM OF ANY OPTION GRANTED UNDER THE PLAN TO NO MORE THAN TEN YEARS

          [_]  FOR           [_]  AGAINST            [_]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

             (Continued and to be dated and signed on reverse side)

                             PSS World Medical, Inc.
                         Annual Meeting of Shareholders
                                 August 23, 2001

                           (continued from other side)

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED ABOVE AND "FOR" THE AMENDMENT TO THE AMENDED AND RESTATED DIRECTORS' STOCK PLAN AND "FOR" THE AMENDMENT TO THE 1999 LONG-TERM INCENTIVE PLAN.

          Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated: ___________________, 2001    _____________________________________
                                    Signature



                                    _____________________________________
                                    Signature



                                    _____________________________________
                                    Title(s)



                                    If a corporation, please sign in full
                                    corporate name by President or other
                                    authorized officer. If a partnership, please sign in partnership name by authorized person.